UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number (811-07444)

American Strategic Income Portfolio Inc. III
(Exact name of registrant as specified in charter)

800 Nicollet Mall
Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Charles D. Gariboldi, Jr.
800 Nicollet Mall Minneapolis, MN 55402
(Name and address of agent for service)

800-677-3863
Registrant's telephone number, including area code

Date of fiscal year end:  08/31/09

Date of reporting period:  05/31/09

Item 1. Schedule of Investments.

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio III (CSP)	May 31, 2009

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)
Whole Loans ∞ & — 96.4%
Commercial Loans — 57.4%
150 North Pantano I, Tucson, AZ, 5.90%, 2/1/10 β ¶ r	1/4/05	$3,525,000	$3,525,000	$3,525,000
150 North Pantano II, Tucson, AZ, 14.88%, 2/1/10 ¶	1/4/05	440,000	440,000	421,248
8324 East Hartford Drive I, Scottsdale, AZ, 5.15%, 5/1/09 β ♣	4/8/04	3,696,361	3,696,361	3,696,361
Academy Spectrum, Colorado Springs, CO, 7.73%, 5/1/09 ♣ ◆	12/18/02	4,959,112	4,959,112	3,471,378
Alliant University, Fresno, CA, 7.15%, 8/1/11 β	7/12/06	2,781,611	2,781,611	2,827,668
Apple Blossom Convenience Center, Winchester, VA, 6.58%, 8/1/12 ¶	7/9/07	2,150,000	2,150,000	2,126,711
Biltmore Lakes Corporate Center, Phoenix, AZ, 6.00%, 9/1/09 β	8/2/04	3,209,880	3,209,880	3,209,880
Carrier 360 I, Grand Prairie, TX, 5.40%, 7/1/09 β	6/28/04	3,153,467	3,153,467	3,153,467
Carrier 360 II, Grand Prairie, TX, 5.88%, 7/1/09	12/16/05	328,697	328,697	328,697
Fairview Business Park, Salem, OR, 7.33%, 8/1/11 β	7/14/06	7,590,028	7,590,028	7,558,620
First Colony Marketplace, Sugar Land, TX, 6.43%, 9/1/10 β ¶	8/15/07	11,700,000	11,700,000	11,548,580
France Avenue Business Park II, Brooklyn Center, MN, 7.40%, 10/1/12 β	9/12/02	4,293,704	4,293,704	4,348,908
France Avenue Business Park II (second), Brooklyn Center, MN, 7.38%, 10/1/12 ¶	1/17/08	600,000	600,000	606,732
Jilly’s American Grill, Scottsdale, AZ, 4.37%, 9/1/09 β ¶ r	8/19/05	1,810,000	1,810,000	1,781,739
La Cholla Plaza I, Tucson, AZ, 3.67%, 8/1/09 β ¶ r	7/26/06	11,135,604	11,135,604	10,896,456
La Cholla Plaza II, Tucson, AZ, 14.88%, 8/1/09 ¶ ≠	7/26/06	1,389,396	1,389,396	1,177,726
Memphis Medical Building, Memphis, TN, 6.40%, 9/1/12 ¶	8/22/07	4,250,000	4,250,000	4,160,683
NCH Commercial Pool I, Tucson, AZ, 11.93%, 4/1/10 ¶	3/27/07	5,500,000	5,500,000	5,171,458
NCH Commercial Pool II, Phoenix, AZ, 11.93%, 1/1/11 ¶ ≠	12/4/07	14,000,000	14,000,000	13,665,865
Noah’s Ark Self Storage, San Antonio, TX, 6.48%, 9/1/10 β ¶	8/24/07	2,400,000	2,400,000	2,391,351
North Austin Business Center, Austin, TX, 5.65%, 11/1/11 β	10/29/04	3,829,038	3,829,038	3,762,522
Outlets at Casa Grande I, Casa Grande, AZ, 6.93%, 3/1/11 β ¶	2/27/06	7,300,000	7,300,000	7,389,339
Outlets at Casa Grande II, Casa Grande, AZ, 6.90%, 3/1/11 β ¶	4/11/07	3,500,000	3,500,000	3,544,726
Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17 β ¶	3/26/07	4,600,000	4,600,000	4,161,773
RealtiCorp Fund III, Orlando/Crystal River, FL, 6.42%, 7/1/09 ¶ r	2/28/06	4,222,755	4,222,755	4,222,755
Shoppes at Jonathan’s Landing, Jupiter, FL, 7.95%, 5/1/10 β	4/12/00	2,685,528	2,685,528	2,739,239
Silver Star Storage, Austin, TX, 6.40%, 4/1/11 ¶	3/25/08	4,156,239	4,156,239	4,105,162
Spa Atlantis, Pompano Beach, FL, 6.93%, 4/1/09 ¶ ♣ ◆	9/30/05	19,281,600	19,281,600	10,999,998
Tatum Ranch Center, Phoenix, AZ, 6.53%, 9/1/11 β	8/25/04	3,472,402	3,472,402	3,454,955
			141,960,422	130,448,997

Multifamily Loans — 39.0%
Avalon Hills I, Omaha, NE, 6.93%, 3/1/10 β ¶	3/1/07	10,720,000	10,720,000	10,827,200
Avalon Hills II, Omaha, NE, 9.88%, 3/1/10 ¶ ♠ Σ	3/1/07	2,448,800	2,448,800	1,846,921
Chateau Club Apartments I, Athens, GA, 6.68%, 12/1/10 ¶	12/20/07	6,623,000	6,623,000	4,841,335
Chateau Club Apartments II, Athens, GA, 6.88%, 12/1/10 ¶ ♠ Σ	12/20/07	2,368,624	2,368,624	1,658,037
Citadel Apartments I, El Paso, TX, 6.53%, 4/1/10 β ¶	3/30/07	10,290,868	10,290,868	10,290,868
Citadel Apartments II, El Paso, TX, 9.88%, 4/1/10 ¶	3/30/07	499,779	499,779	465,422
Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13 β	8/29/03	2,440,305	2,440,305	2,263,772
Courtyards at Mesquite I, Mesquite, TX, 6.53%, 11/1/09 β	10/14/05	7,411,491	7,411,491	7,411,491
Courtyards at Mesquite II, Mesquite, TX, 7.90%, 11/1/09 ¶ ♠ Σ	10/14/05	2,850,000	2,850,000	2,100,980
El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/12 β	8/26/04	2,510,388	2,510,388	2,535,018
El Dorado Apartments II, Tucson, AZ, 7.13%, 9/1/12	8/26/04	492,589	492,589	494,542
Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14 β	12/24/03	1,183,784	1,183,784	1,177,697
Geneva Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	39,363	39,363	37,899
Good Haven Apartments I, Dallas, TX, 5.43%, 9/1/07 ¶ r ♣ ◆	8/24/04	6,737,000	6,737,000	4,715,900
Good Haven Apartments II, Dallas, TX, 14.88%, 9/1/07 ¶ ♣ ◆	8/24/04	842,000	842,000	589,400
Good Haven Apartments III, Dallas, TX, 14.88%, 5/1/09 ¶ ♣ ◆	7/3/08	694,096	694,096	485,867
Meadowview Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	859,198	859,198	854,780
Meadowview Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	39,363	39,363	37,899
Meridian Pointe Apartments, Kalispell, MT, 8.73%, 4/1/12 β	3/7/97	1,025,585	1,025,585	1,056,353
Montevista Apartments, Fort Worth, TX, 7.43%, 9/1/12 ¶ ♠	8/30/07	7,308,000	7,308,000	5,507,936
NCH Multifamily Pool, Oklahoma City, OK, 11.93%, 11/1/09 ¶ ◆	10/17/06	4,993,450	4,993,450	4,629,419
Parkway Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	813,809	813,809	810,057

FIRST AMERICAN MORTGAGE FUNDS     2009 Quarterly Report

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio III (CSP)	May 31, 2009

DESCRIPTION	DATE ACQUIRED	PAR/ SHARES	COST	VALUE ¶

Parkway Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	$39,363	$39,363	$37,899
Plantation Pines I, Tyler, TX, 6.59%, 2/1/10 β ¶	1/17/07	3,328,000	3,328,000	3,347,989
Plantation Pines II, Tyler, TX, 10.57%, 2/1/10 ¶	1/17/07	416,000	416,000	345,029
RiverPark Land Lot III, Oxnard, CA, 3.90%, 11/1/09 ¶ r	10/9/07	3,650,000	3,650,000	3,583,261
Villas of Woodgate, Lansing, MI, 6.40%, 2/1/12 β	2/1/07	3,561,304	3,561,304	3,450,260
Vista Village Apartments I, El Paso, TX, 6.53%, 4/1/10 β ¶	3/30/07	6,094,592	6,094,592	6,094,592
Vista Village Apartments II, El Paso, TX, 9.88%, 4/1/10 ¶	3/30/07	349,845	349,845	327,370
Whispering Oaks I, Little Rock, AR, 5.93%, 2/1/12 β ¶	1/10/07	5,800,000	5,800,000	4,977,429
Whispering Oaks II, Little Rock, AR, 9.88%, 2/1/12 ¶ ♠ Σ	1/10/07	2,636,000	2,636,000	1,845,200
			99,066,596	88,647,822
Total Whole Loans			241,027,018	219,096,819

Corporate Notes ∞ ¶ — 11.2%
Fixed Rate — 11.2%
Sarofim Brookhaven, 6.90%, 1/1/11	12/21/07	10,040,375	10,040,375	10,241,183
Stratus Properties IV, 6.56%, 12/31/11	12/1/06	7,000,000	7,000,000	7,140,000
Stratus Properties VI, 6.92%, 12/31/11	6/1/07	8,000,000	8,000,000	8,160,000
Total Corporate Notes			25,040,375	25,541,183

Private Mortgage-Backed Security ∞ — 0.0%
Fixed Rate — 0.0%
First Gibraltar, Series 1992-MM, Class B, 6.06%, 10/25/21	7/30/93	93,038	57,728	—

U.S. Government Agency Mortgage-Backed Securities ■ — 5.0%
Fixed Rate — 5.0%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		2,361,591	2,412,538	2,481,783
9.00%, 7/1/30, #C40149		173,478	177,368	184,456
5.00%, 5/1/39, #G05430		5,678,760	5,832,510	5,813,039
Federal National Mortgage Association,
6.00%, 10/1/16, #607030		181,326	181,982	192,424
5.50%, 2/1/17, #623874		319,909	319,392	336,391
5.50%, 6/1/17, #648508		204,980	205,683	215,412
5.00%, 9/1/17, #254486		357,372	358,029	372,830
5.00%, 11/1/17, #657356		740,496	743,220	772,526
6.50%, 6/1/29, #252497		618,895	615,388	668,677
7.50%, 5/1/30, #535289		100,767	97,910	111,013
8.00%, 5/1/30, #538266		40,847	40,411	45,195
8.00%, 6/1/30, #253347		108,814	107,651	120,398
Total U.S. Government Agency Mortgage-Backed Securities			11,092,082	11,314,144

Commerical Mortgage-Backed Security r — 0.8%
Other — 0.8%
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, 4/15/41		2,250,000	1,510,198	1,878,263

Preferred Stocks — 14.8%
Real Estate Investment Trusts — 14.8%
AMB Property, Series L		164,120	3,789,361	2,543,860
AMB Property, Series M		41,240	950,889	669,738
AMB Property, Series O		9,613	240,325	175,437
AMB Property, Series P		21,200	429,300	342,380
BRE Properties, Series C		66,300	1,317,381	1,177,488
BRE Properties, Series D		5,250	104,318	92,662
Developers Diversified Realty, Series G		57,600	997,080	587,520

FIRST AMERICAN MORTGAGE FUNDS     2009 Quarterly Report

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio III (CSP)	May 31, 2009

DESCRIPTION		SHARES	COST	VALUE ¶

	Developers Diversified Realty, Series H	69,320	$1,234,880	$653,688
	Developers Diversified Realty, Series I	4,270	89,030	39,327
	Duke Realty, Series J	20,956	535,385	277,877
	Duke Realty, Series L	19,220	367,486	257,548
	Duke Realty, Series M	55,040	1,110,800	790,374
	Duke Realty, Series O	44,550	1,051,380	751,113
	Equity Residential Properties, Series N	10,700	226,305	215,070
	Kimco Realty, Series F	163,000	3,797,000	2,815,010
	Kimco Realty, Series G	114,700	2,796,559	2,224,033
	ProLogis Trust, Series F	33,905	835,567	525,527
	ProLogis Trust, Series G	8,300	174,300	128,650
	PS Business Parks, Series H	26,520	530,400	491,946
	PS Business Parks, Series I	94,300	1,634,731	1,683,255
	PS Business Parks, Series K	25,000	575,000	524,000
	PS Business Parks, Series L	7,000	179,550	133,980
	PS Business Parks, Series M	26,520	546,312	494,598
	PS Business Parks, Series O	100,000	2,050,000	1,901,000
	PS Business Parks, Series P	8,200	157,194	145,304
	Public Storage, Series A	38,000	921,909	814,340
	Public Storage, Series C	30,000	626,100	617,700
	Public Storage, Series E	9,300	186,000	193,068
	Public Storage, Series H	40,000	876,000	851,200
	Public Storage, Series I	26,520	576,810	605,982
	Public Storage, Series K	17,550	381,712	399,964
	Public Storage, Series L	20,000	430,000	419,400
	Public Storage, Series X	74,000	1,786,319	1,454,840
	Public Storage, Series Z	30,000	746,643	576,000
	Realty Income, Series D	97,500	2,474,125	2,096,250
	Realty Income, Series E	26,520	572,832	511,836
	Regency Centers, Series C	26,520	573,362	510,510
	Regency Centers, Series E	94,270	2,221,248	1,708,644
	Vornado Realty Trust, Series E	7,400	186,598	137,122
	Vornado Realty Trust, Series F	7,800	164,970	138,840
	Vornado Realty Trust, Series H	163,000	2,771,000	2,934,000

Total Preferred Stocks			41,216,161	33,611,081

Total Unaffiliated Investments			319,943,562	291,441,490

Short-Term Investment — 3.6%
	First American Prime Obligations Fund, Class Z Ø	8,160,216	8,160,216	8,160,216

	Total Investments ▲ — 131.8%		$328,103,778	$299,601,706

	Other Assets and Liabilities, Net — (31.8)%			(72,246,547)

	Total Net Assets — 100.0%			$227,355,159

¶	The fund’s investments in whole loans (single family, multifamily, and commercial) are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund’s board of directors. Pursuant to these procedures, these investments are initially fair valued at cost as this approximates fair value and adjusted using a FAF Advisors pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

FIRST AMERICAN MORTGAGE FUNDS     2009 Quarterly Report

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio III (CSP)	May 31, 2009

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly. Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the fund and third parties.

Security valuations for the fund’s investments (other than whole loans) are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

As of May 31, 2009, the fund held fair valued securities with a value of $244,638,002 or 107.6% of total net assets.

∞
Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. See ¶ footnote above.

&
Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on May 31, 2009.  For participating loans the rates are based on the annual cash flow payments expected at the time of purchase.

β
Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company (“MMLIC”). On  May 31, 2009, securities valued at $133,423,253 were pledged as collateral for the following outstanding borrowings:

			Accrued
	Amount	Rate*	Interest
	$54,400,000	5.00%	$226,667
	10,300,000	5.00%	42,917
	$64,700,000		$269,584

	* Interest rate as of May 31, 2009. Rate is based on the LIBOR plus 2.625% subject to a “floor” interest rate of 5.00% and reset monthly.

	Description of collateral:
	150 North Pantano I, Tucson, AZ, 5.90%, 2/1/10, $3,525,000 par
	8324 East Hartford Drive I, Scottsdale, AZ, 5.15%, 5/1/09, $3,696,361 par
	Alliant University, Fresno, CA, 7.15%, 8/1/11, $2,781,611 par
	Avalon Hills I, Omaha, NE, 6.93%, 3/1/10, $10,720,000 par
	Biltmore Lakes Corporate Center, Phoenix, AZ, 6.00%, 9/1/09, $3,209,880 par
	Carrier 360 I, Grand Prairie, TX, 5.40%, 7/1/09, $3,153,467 par

FIRST AMERICAN MORTGAGE FUNDS     2009 Quarterly Report

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio III (CSP)	May 31, 2009

Citadel Apartments I, El Paso, TX, 6.53%, 4/1/10, $10,290,868 par
Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13, $2,440,305 par
Courtyards at Mesquite I, Mesquite, TX, 6.53%, 11/1/09, $7,411,491 par
El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/12, $2,510,388 par
Fairview Business Park, Salem, OR, 7.33%, 8/1/11, $7,590,028 par
First Colony Marketplace, Sugar Land, TX, 6.43%, 9/1/10, $11,700,000 par
France Avenue Business Park II, Brooklyn Center, MN, 7.40%, 10/1/12, $4,293,704 par
Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14, $1,183,784 par
Jilly’s American Grill, Scottsdale, AZ, 4.37%, 9/1/09, $1,810,000 par
La Cholla Plaza I, Tucson, AZ, 3.67%, 8/1/09, $11,135,604 par
Meridian Pointe Apartments, Kalispell, MT, 8.73%, 4/1/12, $1,025,585 par
Noah's Ark Self Storage, San Antonio, TX, 6.48%, 9/1/10, $2,400,000 par
North Austin Business Center, Austin, TX, 5.65%, 11/1/11, $3,829,038 par
Outlets at Casa Grande I, Casa Grande, AZ, 6.93%, 3/1/11, $7,300,000 par
Outlets at Casa Grande II, Casa Grande, AZ, 6.90%, 3/1/11, $3,500,000 par
Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17, $4,600,000 par
Plantation Pines I, Tyler, TX, 6.59%, 2/1/10, $3,328,000 par
Shoppes at Jonathan's Landing, Jupiter, FL, 7.95%, 5/1/10, $2,685,528 par
Tatum Ranch Center, Phoenix, AZ, 6.53%, 9/1/11, $3,472,402 par
Villas of Woodgate, Lansing, MI, 6.40%, 2/1/12, $3,561,304 par
Vista Village Apartments I, El Paso, TX, 6.53%, 4/1/10, $6,094,592 par
Whispering Oaks I, Little Rock, AR, 5.93%, 2/1/12, $5,800,000 par

The fund has entered into a loan agreement with MMLIC under which MMLIC made a term loan to the fund of $54,400,000, which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $15,600,000. Loans made under the loan agreement are secured by whole loans in the fund’s portfolio and bear interest at the one-month LIBOR plus 2.625% with a “floor” interest rate of 5.00%. In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund’s revolving loan commitment.

¶
Interest Only - Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of May 31, 2009.

r	Variable Rate Security - The rate shown is the net coupon rate in effect as of May 31, 2009.

♣	Loan has matured and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

◆	Loan is currently in default with regards to scheduled interest and/or principal payments.

≠	Loan agreement was modified to allow borrower to pay no interest currently; however, interest will continue to accrue and will be payable at maturity.

♠
Participating Loan - A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

Σ	The participating loan is not currently making monthly cash flow payments.

■
Securities pledged as collateral for outstanding reverse repurchase agreements. On May 31, 2009, securities valued at $11,034,944 were pledged as collateral for the following outstanding reverse repurchase agreements:

Name of Broker
Acquisition	Accrued	and Description
Amount	Date	Rate*	Due	Interest	of Collateral
$10,436,837	5/20/09	0.50%	6/19/09	$ 1,739	(1)

* Interest rate as of May 31, 2009. Rate is based on the London Interbank Offered Rate (“LIBOR”) plus a spread and reset monthly.

Name of broker and description of collateral:
(1)	Goldman Sachs:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $2,095,912 par
Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $173,478 par
Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $5,678,760 par
Federal National Mortgage Association, 6.00%, 10/1/16, $181,326 par
Federal National Mortgage Association, 5.50%, 2/1/17, $319,909 par
Federal National Mortgage Association, 5.50%, 6/1/17, $204,980 par
Federal National Mortgage Association, 5.00%, 9/1/17, $357,372 par
Federal National Mortgage Association, 5.00%, 11/1/17, $740,496 par

FIRST AMERICAN MORTGAGE FUNDS     2009 Quarterly Report

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio III (CSP)	May 31, 2009

	Federal National Mortgage Association, 6.50%, 6/1/29, $618,895 par
	Federal National Mortgage Association, 7.50%, 5/1/30, $100,767 par
	Federal National Mortgage Association, 8.00%, 5/1/30, $40,847 par
	Federal National Mortgage Association, 8.00%, 6/1/30, $108,814 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. government agency mortgage-backed securities as collateral.

Ø	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

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On May 31, 2009, the cost of investments for federal income tax purposes was approximately $328,103,778. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

	Gross unrealized appreciation	$1,856,727
	Gross unrealized depreciation	(30,358,799)
	Net unrealized depreciation	$(28,502,072)

Summary of Fair Value Exposure
The fund adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements ("FAS 157"), on September 1, 2008. FAS 157 requires the fund to classify its securities based on a valuation method, using the following three levels:

Level 1 - Quoted prices in active markets for identical securities. Generally, the types of securities included within Level 1 of the fund are investments in preferred stocks and mutual funds with quoted prices.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.). Generally, the types of securities included in Level 2 of the fund are U.S. government agency mortgage-backed securities and commercial mortgage-backed securities.

Level 3 - Significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are whole loans, unregistered corporate notes issued by real-estate related companies, and private mortgage-backed securities. These securities have limited or no observable fair value inputs available, and as such, the fair value is determined through independent broker quotations or management's fair value procedures adopted by the board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments. Industry implementation has just begun and it may be some period of time before industry practices become more uniform.  For this reason, care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

As of May 31, 2009, the fund's investments were classified as follows:

Investments in
Securities
Level 1 - Quoted prices in active markets for identical assets	$41,771,297
Level 2 - Other significant observable inputs	13,192,407
Level 3 - Significant unobservable inputs	244,638,002
Total	$299,601,706

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Investments in
Securities
Balance as of August 31, 2008	$274,791,933
Accrued discounts (premiums)	2,199
Realized gain (loss)	3,360
Net change in unrealized appreciation (depreciation)	(6,239,990)
Net purchases (sales)	(23,919,500)
Balance as of May 31, 2009	$244,638,002

FIRST AMERICAN MORTGAGE FUNDS     2009 Quarterly Report

Item 2. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. III

By:    /s/Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date:   July 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date:   July 27, 2009

By:    /s/Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date:   July 27, 2009